Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund (Funds)

77B Accountants Report on Internal Control



[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862


          Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
Columbia Funds Trust I

In planning and performing our audit of the financial statements of Columbia High Yield Opportunity Fund and Columbia Strategic Income Fund (the "Funds") (each a series of Columbia Funds Trust I) for the year ended May 31, 2005, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). A material weakness, for purposes of this report, is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of May 31, 2005.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
July 29, 2005


77D Policies with respect to security investments

On April 15, 2005, the following was added to the Funds' Statements of Additional Information

Proposed Fundamental Restrictions Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or
     (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. [Except for Funds that are "concentrated" in an industry or group of related industries.] Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. [Except for Funds classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. [For municipal Funds only: For purposes of this restriction, tax exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.]




77E Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.
In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the year ended April 30, 2005, Columbia has assumed $8,401, $16,682 and $38,306 for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund, respectively, of legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters.




770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On January 20, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 685,000 par value of notes of Carriage Service CVS 7 7/8 01/15/15 (Securities) for a total purchase price of $685,000 from Merrill Lynch Pierce, Fenner and Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On January 24, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,590,000 par value of notes of Intelsat, LTD., 8 1/4 1/13 (Securities) for a total purchase price of $1,590,000 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On January 24, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 910,000 par value of notes of Intelsat, LTD., FLTR 1/12 (Securities) for a total purchase price of $910,000 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On January 25, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 230,000 par value of notes of Del Monte 6 3/4 2/15/15 (Securities) for a total purchase price of $230,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On January 25, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 910,000 par value of notes of Tenet Health Care THC 9 1/4 2/1/15 (Securities) for a total purchase price of $895,494.60 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On February 3, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,130,000 par value of notes of Mohegan Tribal Gaming 6 1/8 2/13 (Securities) for a total purchase price of $1,130,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On February 4, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 230,000 par value of notes of Radio One 6 3/8 2/13 (Securities) for a total purchase price of $230,000 from Credit Suisse First Boston Corp. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On February 10, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 455,000 par value of notes of NTK Holdings Inc. 3/14 (Securities) for a total purchase price of $282,718.80 from Credit Suisse First Boston Corp. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On February 16, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,045,000 par value of notes of Sanmina-Sci Corp. 6 3/4 3/13 (Securities) for a total purchase price of $1,045,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On March 2, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 10,000 par value of notes of Range Resources Corp. 6 3/8 (Securities) for a total purchase price of $10,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On March 3, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 750,000 par value of notes of Allied Waste 3 1/4 (Securities) for a total purchase price of $750,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On March 8, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,510,000 par value of notes of Corrections Corp. of America 6 1/4 (Securities) for a total purchase price of $1,510,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On March 15, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 270,000 par value of notes of Davita Inc. 6 5/8 (Securities) for a total purchase price of $270,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On March 15, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 410,000 par value of notes of Davita Inc. 7 1/4 (Securities) for a total purchase price of $410,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia High Yield Opportunity Fund

On March 22, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,375,000 par value of notes of Abitibi - Consolidated 8 3/8 (Securities) for a total purchase price of $1,375,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.


770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On January 20, 2005, Columbia Strategic Income Fund (Fund) purchased 610,000 par value of notes of Carriage Service CVS 7 7/8 01/15/15 (Securities) for a total purchase price of $610,000 from Merrill Lynch Pierce, Fenner and Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On January 24, 2005, Columbia Strategic Income Fund (Fund) purchased 1,420,000 par value of notes of Intelsat, LTD., 8 1/4 1/13 (Securities) for a total purchase price of $1,420,000 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On January 24, 2005, Columbia Strategic Income Fund (Fund) purchased 810,000 par value of notes of Intelsat, LTD., FLTR 1/12 (Securities) for a total purchase price of $810,000 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On January 25, 2005, Columbia Strategic Income Fund (Fund) purchased 2,000,000 par value of notes of Del Monte 6 3/4 2/15/15 (Securities) for a total purchase price of $2,000,000 from Morgan Stanley (Securities) pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On January 25, 2005, Columbia Strategic Income Fund (Fund) purchased 810,000 par value of notes of Tenet Health Care THC 9 1/4 2/1/15 (Securities) for a total purchase price of $797,088.60 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On February 3, 2005, Columbia Strategic Income Fund (Fund) purchased 1,025,000 par value of notes of Mohegan Tribal Gaming 6 1/8 2/13 (Securities) for a total purchase price of $1,025,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On February 4, 2005, Columbia Strategic Income Fund (Fund) purchased 205,000 par value of notes of Radio One 6 3/8 2/13 (Securities) for a total purchase price of $205,000 from Credit Suisse First Boston Corp. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On February 10, 2005, Columbia Strategic Income Fund (Fund) purchased 415,000 par value of notes of NTK Holdings Inc. 3/14 (Securities) for a total purchase price of $257,864.60 from Credit Suisse First Boston Corp. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On February 16, 2005, Columbia Strategic Income Fund (Fund) purchased 950,000 par value of notes of Sanmina-Sci Corp. 6 3/4 3/13 (Securities) for a total purchase price of $950,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On March 2, 2005, Columbia Strategic Income Fund (Fund) purchased 100,000 par value of notes of Range Resources Corp. 6 3/8 (Securities) for a total purchase price of $100,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On March 3, 2005, Columbia Strategic Income Fund (Fund) purchased 500,000 par value of notes of Allied Waste 3 1/4 (Securities) for a total purchase price of $500,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On March 8, 2005, Columbia Strategic Income Fund (Fund) purchased 1,210,000 par value of notes of Corrections Corp. of America 6 1/4 (Securities) for a total purchase price of $1,210,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On March 15, 2005, Columbia Strategic Income Fund (Fund) purchased 215,000 par value of notes of Davita Inc. 6 5/8 (Securities) for a total purchase price of $215,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On March 15, 2005, Columbia Strategic Income Fund (Fund) purchased 325,000 par value of notes of Davita Inc. 7 1/4 (Securities) for a total purchase price of $325,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Columbia Strategic Income Fund

On March 22, 2005, Columbia Strategic Income Fund (Fund) purchased 1,235,000 par value of notes of Abitibi - Consolidated 8 3/8 (Securities) for a total purchase price of $1,235,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., ABN Amro, Piper Jaffray & Co., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.


77Q1
Exhibits

                 Amendment to Investment Management Agreement

Each Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to one or more of the investment companies indicated on Schedule A hereto (each a "Fund) is hereby amended to reduce the rates at which fees are payable thereunder with respect to such Fund to the rates indicated on Schedule A, from and after the date that Columbia Management Advisors, Inc. enters into a final Assurance of Discontinuance with the Office of the Attorney General of the State of New York relating to mutual fund trading practices.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

COLUMBIA FUNDS TRUST I,       COLUMBIA SMALL CAP GROWTH FUND, INC.,

COLUMBIA FUNDS TRUST II,      COLUMBIA INTERNATIONAL STOCK FUND, INC.,

COLUMBIA FUNDS TRUST III,     COLUMBIA TECHNOLOGY FUND, INC.,

COLUMBIA FUNDS TRUST IV,      COLUMBIA SHORT-TERM BOND FUND, INC.,

COLUMBIA FUNDS TRUST V,       LIBERTY VARIABLE INVESTMENT TRUST, and

COLUMBIA FUNDS TRUST VI,      STEINROE VARIABLE INVESTMENT TRUST

COLUMBIA FUNDS TRUST VII,

COLUMBIA FUNDS TRUST VIII,

COLUMBIA FUNDS TRUST IX,

COLUMBIA FUNDS TRUST X,

COLUMBIA FUNDS TRUST XI,

On behalf of each series of listed on Schedule A hereto

      By: /s/ Christopher L. Wilson
          -------------------------

      Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

      By: /s/ Roger A. Sayler
          ---------------------------

      Title: Executive Vice President

                                                                      Schedule A

                                       BREAKPOINTS $MM OF AVERAGE DAILY
             FUND NAME                            NET ASSETS                RATE
-----------------------------------    --------------------------------     ----
Columbia Tax-Managed Growth Fund           $    0.0   to   $  500.0        0.520%
                                           $  500.0   to   $1,000.0        0.470%
                                           $1,000.0   to   $1,500.0        0.420%
                                           $1,500.0   to   $3,000.0        0.370%
                                           $3,000.0   to   $6,000.0        0.350%
                                          >$6,000.0                        0.330%

Columbia Tax-Managed Growth Fund II        $    0.0   to   $  500.0        0.720%
                                           $  500.0   to   $1,000.0        0.670%
                                           $1,000.0   to   $1,500.0        0.620%
                                           $1,500.0   to   $3,000.0        0.570%
                                           $3,000.0   to   $6,000.0        0.550%
                                          >$6,000.0                        0.530%

Columbia Large Cap Growth Fund             $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Large Cap Core Fund               $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Growth & Income Fund              $    0.0   to   $  500.0        0.770%
                                           $  500.0   to   $1,000.0        0.720%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.600%
                                           $3,000.0   to   $6,000.0        0.600%
                                          >$6,000.0                        0.580%

Columbia Tax-Managed Value Fund            $    0.0   to   $  500.0        0.720%
                                           $  500.0   to   $1,000.0        0.670%
                                           $1,000.0   to   $1,500.0        0.620%
                                           $1,500.0   to   $3,000.0        0.570%
                                           $3,000.0   to   $6,000.0        0.550%
                                          >$6,000.0                        0.530%

Columbia Disciplined Value Fund            $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Dividend Income Fund              $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Liberty Growth & income Fund, VS           $    0.0   to   $  500.0        0.770%
                                           $  500.0   to   $1,000.0        0.720%
                                           $1,000.0   to   $1,500.0        0.670%
                                           $1,500.0   to   $3,000.0        0.620%
                                           $3,000.0   to   $6,000.0        0.600%
                                          >$6,000.0                        0.580%

Liberty Equity Fund, VS                    $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.610%
                                           $1,500.0   to   $3,000.0        0.560%
                                           $3,000.0   to   $6,000.0        0.545%
                                          >$6,000.0                        0.525%

Columbia Mid Cap Growth Fund               $    0.0   to   $  500.0        0.820%
                                           $  500.0   to   $1,000.0        0.750%
                                           $1,000.0   to   $1,500.0        0.720%
                                          >$1,500.0                        0.670%

Columbia Small Cap Growth Fund, Inc.       $    0.0   to   $  500.0        0.870%
                                           $  500.0   to   $1,000.0        0.820%
                                          >$1,000.0                        0.770%

Columbia Asset Allocation Fund             $    0.0   to   $  500.0        0.650%
                                           $  500.0   to   $1,000.0        0.600%
                                           $1,000.0   to   $1,500.0        0.550%
                                           $1,500.0   to   $3,000.0        0.500%
                                           $3,000.0   to   $6,000.0        0.480%
                                          >$6,000.0                        0.460%

Columbia International Equity Fund         $    0.0   to   $  500.0        0.803%
                                           $  500.0   to   $1,000.0        0.753%
                                           $1,000.0   to   $1,500.0        0.703%
                                           $1,500.0   to   $3,000.0        0.653%
                                           $3,000.0   to   $6,000.0        0.633%
                                          >$6,000.0                        0.613%

Columbia International Stock Fund, Inc.    $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                           $1,000.0   to   $1,500.0   0.770%
                                           $1,500.0   to   $3,000.0   0.720%
                                           $3,000.0   to   $6,000.0   0.700%
                                          >$6,000.0                   0.680%

Columbia Newport Tiger Fund                $    0.0   to   $  500.0   0.700%
                                           $  500.0   to   $1,000.0   0.700%
                                           $1,000.0   to   $1,500.0   0.620%
                                           $1,500.0   to   $3,000.0   0.570%
                                           $3,000.0   to   $6,000.0   0.520%
                                          >$6,000.0                   0.470%

Columbia Newport Greater China Fund        $    0.0   to   $  500.0   0.950%
                                           $  500.0   to   $1,000.0   0.950%
                                           $1,000.0   to   $1,500.0   0.870%
                                           $1,500.0   to   $3,000.0   0.820%
                                           $3,000.0   to   $6,000.0   0.770%
                                          >$6,000.0                   0.720%

Columbia International Fund, VS            $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                           $1,000.0   to   $1,500.0   0.770%
                                           $1,500.0   to   $3,000.0   0.720%
                                           $3,000.0   to   $6,000.0   0.700%
                                          >$6,000.0                   0.680%

Columbia Technology Fund, Inc.             $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                          >$1,000.0                   0.770%

Columbia Real Estate Equity Fund, VS                                  0.650%

Liberty S&P 500 Index Fund, VS                                        0.200%

Columbia Federal Securities Fund           $    0.0   to   $  500.0   0.530%
                                           $  500.0   to   $1,000.0   0.480%
                                           $1,000.0   to   $1,500.0   0.450%
                                           $1,500.0   to   $3,000.0   0.420%
                                          >$3,000.0                   0.400%

Columbia Intermediate Government
Income Fund                                   $    0.0   to   $  500.0          0.460%
                                              $  500.0   to   $1,000.0          0.410%
                                              $1,000.0   to   $1,500.0          0.380%
                                              $1,500.0   to   $3,000.0          0.350%
                                              $3,000.0   to   $6,000.0          0.340%
                                             >$6,000.0                          0.330%

Columbia Contrarian Income Fund               $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%

Columbia Corporate Bond Fund                  $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbian Intermediate Bond Fund              $    0.0   to   $  500.0          0.350%
                                              $  500.0   to   $1,000.0          0.350%
                                              $1,000.0   to   $1,500.0          0.300%
                                              $1,500.0   to   $3,000.0          0.290%
                                              $3,000.0   to   $6,000.0          0.280%
                                             >$6,000.0                          0.270%

Columbia Quality Plus Bond Fund               $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbia Income Fund                          $    0.0   to   $  500.0          0.420%
                                              $  500.0   to   $1,000.0          0.375%
                                              $1,000.0   to   $1,500.0          0.370%
                                              $1,500.0   to   $3,000.0          0.340%
                                              $3,000.0   to   $6,000.0          0.330%
                                             >$6,000.0                          0.320%

Liberty Federal Securities Fund, VS           $    0.0   to   $  500.0          0.380%
                                              $  500.0   to   $1,000.0          0.330%
                                              $1,000.0   to   $1,500.0          0.300%
                                              $1,500.0   to   $3,000.0          0.270%
                                              $3,000.0   to   $6,000.0          0.260%
                                             >$6,000.0                          0.250%

Columbia High-Yield Fund, Inc.                $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia High Yield Opportunity Fund          $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%


Columbia Short-Term Bond Fund, Inc.           $    0.0   to   $  500.0          0.450%
                                             >$  500.0                          0.400%

Columbia Strategic Income Fund                $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia Strategic Income Fund, VS            $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia Tax-Exempt Insured Fund              $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%
(Combined with Columbia Tax Exempt
Fund for purposes of determining
breakpoints)
Columbia Tax Exempt Fund                      $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%
(Combined with Columbia Tax Exempt
Insured Fund for purposes of
determining breakpoints)
Columbia Florida Intermediate
Municipal Bond Fund                           $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbia Connecticut Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Massachusetts Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Intermediate Tax-Exempt
Bond Fund                                    $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Pennsylvania Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia New Jersey Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Rhode Island Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia New York Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0  0.480%
                                             $  500.0   to   $1,000.0  0.430%
                                             $1,000.0   to   $1,500.0  0.400%
                                             $1,500.0   to   $3,000.0  0.370%
                                             $3,000.0   to   $6,000.0  0.360%
                                             $6,000.0                  0.350%

                          Amendment to Management Agreement

The Management Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to Columbia Large Cap Growth Fund (the "Fund) is hereby amended to reduce the rates at which fees are payable thereunder to the rates indicated on Schedule A, from and after the date that the Fund acquires all of the assets and liabilities of Columbia Growth Fund, Inc. in exchange for shares of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

COLUMBIA FUNDS TRUST XI
On behalf of Columbia Large Cap Growth Fund

         By: /s/ Christopher L. Wilson
                 Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

         By: /s/ Roger A. Sayler
         Title: Executive Vice President

                                                       Schedule A

                                     Breakpoints $MM of
Fund Name                           Average Daily Net Assets          Rate
---------                          ------------------------           ----
Columbia Large Cap Growth Fund            $0.0   to   $200.0           0.75%
                                      > $200.0   to   $500.0           0.625%
                                      > $500.0                         0.50%